Exhibit 99.1

Verimatrix Acquires Concurrent’s
Multi-Screen Video Analytics Business

ATLANTA –  Sept 10, 2015 – Concurrent (NASDAQ: CCUR), a global provider of high-performance Linux® and storage solutions, today announced that Verimatrix, Inc. has acquired Concurrent’s multi-screen video analytics business.

“The sale of our video analytics business to Verimatrix is consistent with our plan to simplify our operating model and sharpen our focus on strategic initiatives”, said Derek Elder, CEO of Concurrent.  “We believe this will enable us to better serve new opportunities that take advantage of our core competencies in high performance Linux and storage.”

Verimatrix has acquired the intellectual property and commercial relationships associated with Concurrent’s video analytics business.  They are also hiring members of Concurrent’s video analytics team in order to continue delivering uninterrupted services to existing customers.

About Concurrent
Concurrent (NASDAQ: CCUR) is a global software and solutions company that develops advanced applications on a core foundation of high performance Linux® and storage technologies. We serve industries and customers that demand uncompromising performance, reliability and flexibility to gain a competitive edge, drive meaningful growth and confidently deliver best-in-class solutions that enrich the lives of millions of people around the world every day.

Concurrent’s Linux and storage solutions include software, hardware, and services designed for mission-critical applications that require the highest degree of performance and reliability. Our storage products are deployed by customers in a variety of markets to support massively large storage capacities and provide instantaneous access to data.  Our Linux solutions and performance optimization tools enable software applications to run at peak performance, with ultra-low latency, on commercial hardware platforms.

Concurrent’s content delivery solutions consist of software, hardware and services for intelligently processing, storing, distributing and streaming digital content to consumers on a wide variety of viewing devices, over two-way interactive communication networks.  These products and services are deployed by video and Internet service providers, broadcasters, and content owners to support consumer-facing video services including live broadcast services, video-on-demand and time-shifted streaming applications such as cloud-based digital video recording.

Our real-time solutions consist of simulation and testing software combined with computer platforms and services. These products are sold to automotive, aerospace, defense, energy and manufacturing companies seeking high-performance, real-time computing solutions for their simulation, data acquisition and process control applications.

Offices are located in North America, Europe and Asia. Visit www.concurrent.com for further information and follow us on Twitter: www.twitter.com/Concurrent CCUR.

Certain statements made or incorporated by reference in this release may constitute "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and the company's future performance, including, but not limited to, management's expectations, beliefs, plans, estimates, or projections relating to the future, are forward-looking statements within the meaning of these laws. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected.

Other important risk factors are discussed in Concurrent's Form 10-K filed August 26, 2015 with the Securities and Exchange Commission (“SEC”), and in subsequent filings of periodic reports with the SEC. The risk factors discussed in the Form 10-K and subsequently filed periodic reports under the heading "Risk Factors" are specifically incorporated by reference in this press release. Forward-looking statements are based on current expectations and speak only as of the date of such statements. Concurrent undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise.

Concurrent Computer Corporation and its logo are registered trademarks of Concurrent. All Concurrent product names are trademarks or registered trademarks of Concurrent while all other product names are trademarks or registered trademarks of their respective owners.

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For more information, contact:

Media Relations:
Kristen Bryant
(678) 258-4221
kristen.bryant@ccur.com

Investor Relations:
ICR
Seth Potter
(646) 277-1230
Seth.Potter@icrinc.com